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                    SUPPLEMENT DATED JANUARY 28, 2002 TO THE
           Statement of Additional Information dated January 25, 2002
                  Van Kampen U.S. Government Trust for Income
                     Van Kampen Government Securities Fund

     The section of the Statement of Additional Information entitled "DISTRIBUTION AND SERVICE" is hereby supplemented by adding the following to the third paragraph after the "CLASS A SHARES SALES CHARGE TABLE":

     The Distributor is sponsoring a sales incentive program for First Union Securities. The Distributor will reallow its portion of the Fund's sales charge to First Union Securities on sales of Class A Shares of the Fund made between January 2, 2002 and April 15, 2002 in connection with the "rollover" of assets into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA.

                                                                    SPT SAI 1/02